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                                                                    Exhibit 21.1


ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                                MARCH 1, 2001 - MARCH 31, 2001
                                                  ------------------------------

SETTLEMENT DATE:                                     16-APR-01
                                                  ----------------

A.      SERIES INFORMATION:

        ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
        SERIES 2000-1

I.      AGGREGATE CONTRACT PRINCIPAL BALANCE:

        (a.)   Beginning Aggregate Contract Principal Balance ..........................................          $ 296,234,497.82
                                                                                                                  ----------------
        (b.)   Contract Principal Balance of all Collections allocable to Contracts ....................          $  11,921,192.91
                                                                                                                  ----------------
        (c.)   Contract Principal Balance of Charged-Off Contracts .....................................          $   1,271,043.23
                                                                                                                  ----------------
        (d.)   Ending Aggregate Contract Principal Balance of all Contracts as
                of this Settlement Date ................................................................          $ 283,042,261.68
                                                                                                                  ----------------

               BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS
                MADE FOR THIS RELATED COLLECTION PERIOD)

        (e.)   Class A Principal Balance as of this
               Settlement Date (Class A Note Factor)            0.5966477                                         $ 196,402,694.38
                                                                ---------                                         ----------------

        (e1.)  Ending Class A-1 Principal Balance               0.2675935                 $ 48,510,694.38
                                                                ---------                 ---------------
        (e2.)  Ending Class A-2 Principal Balance               1.0000000                 $ 63,269,000.00
                                                                ---------                 ---------------
        (e3.)  Ending Class A-3 Principal Balance               1.0000000                 $ 84,623,000.00
                                                                ---------                 ---------------
        (f.)   Ending Class B Principal Balance as of this
               Settlement Date (Class B Note Factor)            0.5966477                                         $  16,834,414.54
                                                                ---------                                         ----------------
        (g.)   Ending Class C Principal Balance as of this
               Settlement Date (Class C Note Factor)            0.5966477                                         $  11,222,943.46
                                                                ---------                                         ----------------
        (h.)   Ending Class D Principal Balance as of this
               Settlement Date (Class D Note Factor)            0.5966478                                         $   5,611,472.29
                                                                ---------                                         ----------------
        (i.)   Ending Class E Principal Balance as of this
               Settlement Date (Class E Note Factor)            0.6018929                                         $  14,151,706.35
                                                                ---------                                         ----------------
        (j.)   Ending Class F Principal Balance as of this
               Settlement Date (Class F Note Factor)            0.6018929                                         $  36,796,432.09
                                                                ---------                                         ----------------

II.     COMPLIANCE RATIOS:

        (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts .........................          $ 320,005,576.18
                                                                                                                  ----------------
        (b.)     CBR of Contracts 1 - 30 days delinquent ...............................................          $  37,238,903.02
                                                                                                                  ----------------
        (c.)      % of Delinquent Contracts 1-30 days as of the related
                  Calculation Date .....................................................................                     11.64%
                                                                                                                  ----------------

        (d.)     CBR of Contracts 31 - 60 days delinquent ..............................................          $  11,543,281.75
                                                                                                                  ----------------
        (e.)      % of Delinquent Contracts 31-60 days as of the related
                 Calculation Date ......................................................................                      3.61%
                                                                                                                  ----------------
        (f.)     CBR of Contracts 61 - 90 days delinquent ..............................................          $   6,734,706.98
                                                                                                                  ----------------
        (g.)      % of Delinquent Contracts 61-90 days as of the related
                  Calculation Date .....................................................................                      2.10%
                                                                                                                  ----------------

        (h.)     CBR of Contracts > 91 days delinquent .................................................          $   7,275,053.97
                                                                                                                  ----------------
        (i.)      % of Delinquent Contracts > 91 days as of the related
                  Calculation Date .....................................................................                      2.27%
                                                                                                                  ----------------

        (j1.)    % of Delinquent Contracts 31 days or more as of the related
                 Calculation Date ......................................................................                      7.99%
                                                                                                                  ----------------
        (j2.)    Month 2:            Feb-01 ............................................................                      8.72%
                                     ------                                                                       ----------------
        (j3.)    Month 3:            Jan-01 ............................................................                      7.79%
                                     -----                                                                        ----------------
        (j4.)    Three month rolling average % of Delinquent Contracts
                 31 days or more .......................................................................                      8.16%
                                                                                                                  ----------------

        (k1.)    Net Charge-Off % for the related Collection Period
                  (annualized 30/360) ..................................................................                      3.94%
                                                                                                                  ----------------
        (k2.)    Month 2:            Feb-01 ............................................................                      3.94%
                                     ------                                                                       ----------------
        (k3.)    Month 3:            Jan-01 ............................................................                      4.13%
                                     ------                                                                       ----------------
        (k4.)    Three month rolling average % for Defaulted Contracts .................................                      4.00%
                                                                                                                  ----------------
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

        (l1.)   Cumulative Net Loss Percentage ..........................................................                  3.8886%
                                                                                                                  ----------------
        (l2.)   Does the Cumulative Net Loss % exceed ...................................................

        (l3.)   The Loss Trigger Level % from Beginning Period to and
                including 12th Collection Period ? Y or N ...............................................                     N/A
                                                                                                                  ----------------
        (l4.)   The Loss Trigger Level % from 13th Collection Period to and
                 including 24th Collection Period ? Y or N. .............................................                      NO
                                                                                                                  ----------------
        (l5.)   The Loss Trigger Level % from 25th Collection Period
                 and thereafter ? Y or N ................................................................                     N/A
                                                                                                                  ----------------
        (m5.)   Is there currently a Trigger Event which has not been cured
                for this payment date    Y or N .........................................................                      NO
                                                                                                                  ----------------
        (m5.)   Is there currently an Event of Default for this payment date
                     Y or N .............................................................................                      NO
                                                                                                                  ----------------

III.    FLOW OF FUNDS:

        (1.)    The amount on deposit in Available Funds ................................................         $  14,865,564.82
                                                                                                                  ----------------

        (2.)    Amounts deposited, if any, by the Servicer to the Collection
                Account for contracts repurchased .......................................................         $      56,311.93
                                                                                                                  ----------------
        (3.)    Total deposits in the Collection Account to be used as
                available funds on this Payment Date (1+2) ..............................................         $  14,921,876.75
                                                                                                                  ----------------
        (4.)    Funds to the servicer, any Excluded Amounts-Residual Receipts ...........................         $     122,735.68
                                                                                                                  ----------------
        (a.)    To the Trustee, trustee fees and expenses subject to an
                 annual limit ...........................................................................                     --
                                                                                                                  ----------------
        (b.)    To the Servicer, any unrecoverable servicer advances /
                 initial unpaid balance amounts .........................................................         $     455,956.67
                                                                                                                  ----------------
        (c.)    To the Servicer, the servicing fee then due and
                miscellaneous amounts, if any ...........................................................         $     246,862.08
                                                                                                                  ----------------


   TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST
        (d.)    To Class A, the total Class A Note Interest for the
                 related interest accrual period ........................................................         $   1,234,471.76
                                                                                                                  ----------------
                    Interest on Class A-1 Notes ........................................  $    329,763.50
                                                                                          ---------------
                    Interest on Class A-2 Notes ........................................  $    382,513.83
                                                                                          ---------------
                    Interest on Class A-3 Notes ........................................  $    522,194.43
                                                                                          ---------------
        (e.)    Interest on Class B Notes for the related interest accrual period .......................         $     111,101.76
                                                                                                                  ----------------
        (f.)    Interest on Class C Notes for the related interest accrual period .......................         $      75,292.51
                                                                                                                  ----------------
        (g.)    Interest on Class D Notes for the related interest accrual period .......................         $      39,262.82
                                                                                                                  ----------------
                CLASS E INTEREST:
        (h1.)   If Class E Noteholder is not Originator, then Interest on
                 Class E Notes for the related interest accrual period or ...............................                     --
                otherwise $0.
                                                                                                                  ----------------
        (h2.)   If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata
                among the Class A, Class B, Class C and Class D notes
                 or otherwise $0 .......................................................  $    126,513.18
                                                                                          ---------------



   TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

        (i1.)   Class A percentage ....................................................        0.69999903
                                                                                          ---------------
        (i2.)   To Class A, amount from reserve account, if any .......................            --
                                                                                          ---------------

        (i3.)   To Class A, the Class A overdue principal, if any .....................            --
                                                                                          ---------------

        (i4.)   To Class A, the Class A monthly principal payment amount ..............   $  9,234,552.49
                                                                                          ---------------
        (i5.)   To Class A, the additional principal, if any, allocable
                from Class E interest amount ..........................................   $    107,999.15
                                                                                          ---------------

        (i6.)   To Class A, the additional principal, if any, allocable
                 from Class F floor amount .............................................           --
                                                                                          ---------------

        (i7.)   Total principal payment to Class A  (i2-i6) ............................  $  9,342,551.64
                                                                                          ---------------

        (i8.)      Principal payment to Class A-1 Noteholders ...........................................         $   9,342,551.64
                                                                                                                  -----------------

        (i9.)      Principal payment to Class A-2 Noteholders ...........................................                    --
                                                                                                                  -----------------

        (i10.)     Principal payment to Class A-3 Noteholders ...........................................                    --
                                                                                                                  -----------------

        (j1.)   Class B percentage .....................................................      0.059999551
                                                                                          ---------------

        (j2.)   To Class B, amount from reserve account, if any ........................           --
                                                                                          ---------------

        (j3.)   To Class B, the Class B overdue principal, if any ......................           --
                                                                                          ---------------
        (j4.)   To Class B, the Class B monthly principal payment amount ...............  $    791,528.25
                                                                                          ---------------
        (j5.)   To Class B, the additional principal, if any, allocable
                from Class E interest amount ...........................................  $      9,257.01
                                                                                          ---------------
        (j6.)   To Class B, the additional principal, if any, allocable
                 from Class F floor amount .............................................          --
                                                                                          ---------------
        (j7.)   Total principal payment to Class B Noteholders (j2-j6) ..................................         $     800,785.26
                                                                                                                  -----------------

        (k1.)   Class C percentage .....................................................      0.039999701
                                                                                          ---------------

        (j2.)   To Class C, amount from reserve account, if any ........................           --
                                                                                          ---------------

        (k3.)   To Class C, the Class C overdue principal, if any ......................           --
                                                                                          ---------------
        (k4.)   To Class C, the Class C monthly principal payment amount ...............  $    527,685.50

                                                                                          ---------------
        (k5.)   To Class C, the additional principal, if any, allocable
                from Class E interest amount ...........................................  $      6,171.34
                                                                                          ---------------

        (k6.)   To Class C, the additional principal, if any, allocable from
                Class F floor amount ...................................................           --
                                                                                          ---------------
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
        (k7.)    Total principal payment to Class C Noteholders (k2-k6) .................................         $     533,856.84
                                                                                                                  ----------------


        (l1.)    Class D percentage .....................................................     0.01999985
                                                                                          --------------

        (l2.)     To Class D, amount from reserve account, if any .......................          --
                                                                                          --------------

        (l3.)     To Class D, the Class D overdue principal, if any .....................          --
                                                                                          --------------
        (l4.)     To Class D, the Class D monthly principal payment amount .............. $   263,842.75
                                                                                          --------------
        (l5.)     To Class D, the additional principal, if any, allocable from
                   Class E interest amount .............................................. $     3,085.67
                                                                                          --------------
        (l6.)     To Class D, the additional principal, if any,
                   allocable from Class F floor amount ..................................             --
                                                                                          --------------

        (l7.)     Total principal payment to Class D Noteholders (l2-l6) ................................         $     266,928.42
                                                                                                                  ----------------
                  *additional Class D principal allocable from Class E interest adjusted for prior period
        (m1.)     Class E percentage ...................................................     0.049998563
                                                                                          --------------
        (m2.)     To Class E, amount from reserve account, if any ......................  $         --
                                                                                          --------------
        (m3.)     To Class E, the Class E overdue principal, if any ....................            --
                                                                                          --------------
        (m4.)     To Class E, the Class E monthly principal payment amount .............  $   659,592.85
                                                                                          --------------
        (m5.)     To Class E, the additional principal, if any, allocable from
                  Class F floor amount .................................................            --
                                                                                          --------------
        (m6.)     Total principal payment to Class E Noteholders (m2-m5) ................................         $     659,592.85
                                                                                                                  ----------------
                  TO THE RESERVE ACCOUNT:
         (4.)     The amount, if any, needed to maintain the amount in the
                  reserve account at the required reserve amount ........................................         $         --
                                                                                                                  ----------------
                  CLASS F PAYMENTS:
        (n1.)     Sub-Total of funds disbursed through the Reserve Account .............  $13,889,398.29
                                                                                          --------------
        (n2.)     Funds available to be paid to Class F ................................  $ 1,032,478.46
                                                                                          --------------
        (n3.)     Class F percentage ...................................................     0.130003314
                                                                                          --------------
        (n4.)     Class F floor amount .................................................  $ 9,405,070.31
                                                                                          --------------
        (n5.)     Class F principal balance before payment of principal
                  on this payment date .................................................  $38,511,466.50
                                                                                          --------------
        (n6.)   If Funds available to be paid to Class F (n2) is greater than
                $0, then payment as follows:

        (n7.)   If principal balance (n5) is greater than Class F floor (n4)
                then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has
                been reduced to the Class F floor amount and (b) funds available ........................         $   1,032,478.46
                                                                                                                  ----------------
        (n8.)   If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 ........................................................
                                                                                                                  ----------------
                TO THE TRUSTEE:
        (7.)    To the Trustee, any fees and expenses not previously paid
                subject to a limit ......................................................................
                                                                                                                  ----------------
                TO THE ISSUERS:
        (8.)    To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
                payments are made above .................................................................         $         --
                                                                                                                  ----------------

IV.     SERVICER ADVANCES

        (a.)    Aggregate amount of Servicer Advances at the beginning of the
                Collection Period .......................................................................         $   4,987,444.65
                                                                                                                  ----------------
        (b.)    Servicer Advances reimbursed during the Collection Period ...............................         $      30,439.25
                                                                                                                  ----------------
        (c.)    Amount of unreimbursed Service Advances to be reimbursed on the
                Settlement Date .........................................................................         $     455,956.67
                                                                                                                  ----------------
        (d.)    Servicer Advances made during the related Collection Period .............................         $            --
                                                                                                                  ----------------
        (e.)    Aggregate amount of Servicer Advances at the end of the
                Collection Period .......................................................................         $   4,501,048.73
                                                                                                                  ----------------
        (f.)    Amount of delinquent Scheduled Payments for which Servicer
                Advances were not made ..................................................................                      --
                                                                                                                  ----------------
V.      RESERVE ACCOUNT

        (a.)    Amount on deposit at the beginning of the related Collection
                Period ..................................................................................         $   4,702,535.15
                                                                                                                  ----------------
        (b.)    Reserve Account initial deposit .........................................................
                                                                                                                  ----------------
        (c.)    Amount of interest earnings reinvested for the related Monthly
                Period ..................................................................................         $          --
                                                                                                                  ----------------

        (d.)    Amounts used to cover shortfalls, if any, for the related Collection Period .............         ----------------
        (e.)    Amounts used as required in a Trigger Event, if any, for the related Collection Period ..         $          --
                                                                                                                  ----------------
        (f.)    Amounts transferred in from the Collection Account, if
                applicable (line 4) .....................................................................         $          --
                                                                                                                  ----------------
        (g.)    Interest earnings for the related Monthly Period ........................................         $      21,428.54
                                                                                                                  ----------------
        (h.)    Interest earnings withdrawn and included as Available Funds for
                the related Monthly Period ..............................................................         $      21,428.54
                                                                                                                  ----------------
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
                                                                                                                  ----------------
        (i.)    Amount on deposit at the end of the related Collection Period ...........................         $   4,702,535.15
                                                                                                                  ----------------
        (j.)    Is the Required Reserve Amount equal to the balance in the
                Reserve Account as of the related Collection period ? Y or N ............................                 Y
                                                                                                                  ----------------

VI.     ADVANCE PAYMENTS

        (a.)    Beginning aggregate Advance Payments ....................................................         $   2,468,605.96
                                                                                                                  ----------------
        (b.)    Add: Amount of Advance Payments collected during the related
                Collection Period .......................................................................         $   2,158,459.89
                                                                                                                  ----------------
        (c.)    Add: Investment earnings for the related Collection Period ..............................         $          --
                                                                                                                  ----------------
        (d.)    Less: Amount of Advance Payments withdrawn for deposit into
                Facility Account ........................................................................         $   1,760,953.44
                                                                                                                  ----------------
        (e.)    Ending aggregate Advance Payments .......................................................         $   2,866,112.41
                                                                                                                  ----------------



        ADVANTA BANK CORP., AS SERVICER

        BY:            /s/ KIRK WEILER

        TITLE:         V.P Finance/Treasurer
                       ----------------------------
        DATE:          04/11/01
                       ----------------------------

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